WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                      SETTLEMENT STATEMENT

Report Date                       11-Jul-97                                                                                22-Jul-97
Preceding Report D                13-Jun-97                                                                                 11:31 AM
Prepared by                   Linda Lauderdale


A.  MONTHLY RECEIVABLES ACTIVITY
                                                                                   Home Fashions      Alamac             Total
                                                                                   -------------      ------             -----
1.  BEGINNING MONTHLY RECEIVABLES BALANCE                                                                            225,732,016.29
2.  Plus: Invoices                                                                 129,265,382.69   20,597,086.21    149,862,468.90

3.  Less: Cash Collections                                                                                          (121,448,500.00)

4a. Less: Cash Discounts                                                              (310,734.70)     (50,540.12)      (361,274.82)
4b. Less: Returns & Allowances                                                      (2,285,940.16)    (708,225.32)    (2,994,165.48)
4c. Less: Other Credits                                                               (215,958.69)      15,604.80       (200,353.89)
                                                                                    -------------     -----------     -------------
4d.       Total Dilution                                                            (2,812,633.55)    (743,160.64)    (3,555,794.19)

5.  Less: Advertising Credits                                                       (2,100,176.77)           0.00     (2,100,176.77)

6.  Less: Net Write-Offs                                                               (59,196.98)     (22,772.73)       (81,969.71)

7.  Less: Miscellaneous                                                                                                   82,526.71

8.  ENDING MONTHLY RECEIVABLES BALANCE                                                                               248,490,571.23

B.  TURNOVER DAYS

1.  Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )

                                                                                       Home Fashions          Alamac
                                                                                       -------------          ------
(a) Aggregate Receivables Balance as of beginning of immediately preceding            183,363,963.09       42,368,053.20
       Calculation Period
(b) Aggregate Receivables Balance as of most recent Cut-Off Date                      205,703,502.85       42,787,068.38
(c) Aggregate Receivables generated during preceding Calculation Period               129,265,382.69       20,597,086.21
        (see A.2)
2.  TURNOVER DAYS (TD)                                                                         45.10               62.00

3.  COMBINED TURNOVER DAYS                                                                                         47.50

C.  INVESTOR CERTIFICATES AND PURCHASED INTERESTS

1.  Investor Invested Amount (as of most recent Cut-Off Date):          3.  Investor Invested Amount on the date of
                                                                            issuance (Series 1994-1 Certificates) :
    Investor Revolving Certificates                       0.00
    Class A Fixed Principal Certificates        115,000,000.00              Class A Fixed Principal Certificates    115,000,000.00
    Class B Fixed Principal Certificates         18,000,000.00              Class B Fixed Principal Certificates     18,000,000.00
    Purchased Interests                                   0.00                                                      --------------
                                                --------------              Investor Invested Amount                133,000,000.00
    Investor Invested Amount                    133,000,000.00                                                      ==============
                                                ==============

2.  Interest Rates (as of most recent Cut-Off Date):                    4.  Amount on deposit in Principle Funding Account
                                                                             (as of most recent Cut-Off Date):
    Investor Revolv. Cert.                                0.00%
    Class A Fixed Principal Certificates                  5.96%             Principle Funding Account Balance                 0.00
    Class B Fixed Principal Certificates                  6.26%                                                     ==============
    Purchased Interests                                   0.00%         5.  WPS Revolving Certificate Amount
                                                --------------               (as of most recent Cut-Off Date):
    Weighted Avg. Interest Rate                           6.00%
                                                ==============              WPS Revolving Certificate Amount                  0.00
                                                                                                                    ==============

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                      SETTLEMENT STATEMENT

Report Date                       11-Jul-97                                                                                22-Jul-97
Preceding Report D                13-Jun-97                                                                                 11:31 AM
Prepared by                Linda Lauderdale
                                                                                                                              page 2

D.  LOSS RESERVE RATIOS

I.  CLASS B

    Loss Reserve Ratio   2.0    x     a     x    ( b  /  c )    x     d
    where:
    (a) highest 3-mon. average over the past 12 months of the "Aged
        Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                              0.42%
    (b) sum of total Receivables generated over past 4 months  (see Schedule A)                     571,718,497.85
    (c) Balance of Eligible Receivables at most recent Cut-Off Date
          (see Daily Report for most recent Cut-Off Date)                                           191,926,397.02
    (d) "Payment Term Variable"   (see below)                                                                1.000

        Payment Term Variable, calculated with respect to each division, shall equal
        (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are
        50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days.
        (also see Definitions.)


1.  LOSS RESERVE RATIO   (Class B only)                                                                       2.50%



II.  CLASS A

    Loss Reserve Ratio   2.5    x     a     x    ( b  /  c )    x     d
    where: (a), (b), (c) and (d) are defined and provided above.

2.  LOSS RESERVE RATIO   (Class A only)                                                                       3.13%



E.  DILUTION RESERVE RATIOS

I.  CLASS B

    Dilution Reserve Ratio    [ (2.0  x  a)  +  ( (b - a)  x  (b / a) ) ]  x  (c  / d )

    (a) average of "Dilution Ratios" over the past 12 months  (see Schedule B)                                2.38%
    (b) highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                           3.06%
    (c) total sales over the past 2 months  (see Schedule B)                                        275,201,525.69
    (d) Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))                   191,926,397.02


1.  DILUTION RESERVE RATIO  (Class B only)                                                                    8.08%


II.  CLASS A

    Dilution Reserve Ratio    [ (2.5 x a) + ( (b - a)  x  (b / a) ) ] x (c / d)
    where: (a), (b), (c) and (d) are defined and provided above.


2.  DILUTION RESERVE RATIO  (Class A only)                                                                    9.79%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                      SETTLEMENT STATEMENT

Report Date                       11-Jul-97                                                                                22-Jul-97
Preceding Report D                13-Jun-97                                                                                 11:31 AM
Prepared by                   Linda Lauderdale                                                                                page 3

F.  APPLICABLE RESERVE RATIO


1.  Minimum Required Reserve Ratio                                                                                  14.00% (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio  (see D.1)                                                                                2.50%
        Dilution Reserve Ratio  (see E.1)                                                                            8.08%
                                                                                                                     ----
                                                                                                                    10.58% (2)

3.  10% plus the product of (i) and (ii) where:                                                                     10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                               2.38%
    multiplied by:
    (ii)     Invoices generated over latest 2 months                     =            275,201,525.69   =
        ------------------------------------------------                           -------------------
                 Unpaid Balance of Receivables                                        248,490,571.23                 1.11
                                                                                                                     ----
                                                                                                                    12.64% (3)


4.  APPLICABLE RESERVE RATIO   *                                                                                    14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the
   Required Reserve Ratios and (3) the factor calculated in F.3.





G.  DISCOUNT RATE RESERVE
    ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
          INFORMATION IS USED IN THAT CALCULATION. ***

1.  Carrying Costs estimated to accrue over the next  Calculation Period                                     1,123,000.00
    (excluding interest on the WPS Finco Note)





H.  GENERAL INFORMATION

1.  Servicer's Fee for the most recent Calculation Period                                                      351,704.26
                                                                                                    =====================


2.  Trustee's Fee for the most recent Calculation Period                                                         1,416.67
                                                                                                    =====================


3.  Accumulated amount paid to the Sellers for reinvestment in new Receivables
    during the revolving period for Series 1994-1 Certificates (inception to liquidation)                5,546,351,868.54
                                                                                                    =====================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                      SETTLEMENT STATEMENT

Report Date                       11-Jul-97                                                                                22-Jul-97
Preceding Report D                13-Jun-97                                                                                 11:31 AM
Prepared by                   Linda Lauderdale

                                                                                                                              page 4


I.  LOSS TO LIQUIDATION RATIO

1.  Receivables (net of recoveries) that were written off as uncollectible (excluding write-offs of interest on past due Receivables) or converted into promissory notes:


                                                                                   Home Fashions       Alamac          Total
                                                                                   -------------       ------          -----
        Preceding Calculation Period (see A.6)                                         59,196.98      22,772.73         81,969.71
        2nd Preceding Calculation Period                                              184,981.12           0.00        184,981.12
        3rd Preceding Calculation Period                                                    0.00     (81,379.62)       (81,379.62)

2.  Total Cash Collections
        Preceding Calculation Period (see A.3)                                    102,020,872.75  19,427,627.25    121,448,500.00
        2nd Preceding Calculation Period                                          108,018,653.09  20,858,275.70    128,876,928.79
        3rd Preceding Calculation Period                                          120,800,520.10  20,394,683.30    141,195,203.40


4.  Loss to Liquid       [ 3 months total of (1) ]   /   [ 3 months total of (2) ]

    LOSS TO LIQUIDATION RATIO  =                                                            0.07%         -0.10%             0.05%




J.  LIQUIDATION EVENTS and PAYOUT EVENTS
                                                                                                          Number of
1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):                                               Business Days    Triggered?
                                                                                                        -------------    ----------

 A. The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount                 5.00       NO
    plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.  Portfolio-Based Payout Events (see Series Supplements):                                              Trigger Percentage
                                                                                                         ------------------
 A. (Class A Reserves - funds in Special Reserve Acct)  >     Trigger Percentage              40%, if WestPoint Receivables make up
     ------------------------------------------------                                           90% or more of Net Elig. Receivables
             Net Eligible Receivables                                                         35%, on any other day

                                                                                                                                NO
 B. For the last Business Day of any three consecutive Calculation Periods:

                 (Amt of funds in Equalization Acct and Set Aside Acct)           >       35%         -----                     NO
      --------------------------------------------------------------------------
      Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)


3.  Other Liquidation Events:

        Triggered             NO

        If yes, explain below.


4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

        Triggered             NO

        If yes, explain below.


WESTPOMT STEVENS RECEIVABLES MASTER TRUST                                                                 SETTLEMENT STATEMENT
Report Date                     11-Jul-97                                                                            07-Jul-97
Preceding Report Date           13-Jun-97                                                                             12:44 PM
Prepared by                  Linda Lauderdale                                                                           page 5


K.  DISCOUNT RATE

1.  Discount Rate 12    x    a    /    b
(a) Carrying Costs accrued during the most recent Calculation Period            1,179,000.00
        (including WPS Finco Note interest)
(b) Aggregate Unpaid Balance of all Receivables as of the most recent         248,490,571.23
    Cut-off Date  (see A.8)

2.  DISCOUNT RATE                                                                       5.69%




L.  PURCHASE PRICE PERCENTAGE               (See Section 2.2 of RPA)
                                                                               Home Fashions          Alamac
                                                                               -------------          ------

1.  Turnover Days (TD)   (see B.2)                                                     45.10           62.00

2.  Profit Discount                                                                     0.20%           0.20%

3.  Purchase Discount Reserve Ratio  (PDRR)

    PDRR   ( TD / 360  x  Discount Rate )  +  Profit Discount   =                       0.91%           1.18%

4.  Loss to Liquidation Ratio  (LLR)     (see I.4)                                      0.07%          -0.10%

5.  Purchase Price Percentage  (PPP)

    PPP 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                    99.02%          98.92%

6.  PURCHASE PRICE PERCENTAGE                                                          99.02%          98.92%




M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.  Total amount distributed in the preceding Calculation Period                    $ AMOUNT      INTEREST RATE
                                                                               -----------------  ---------------
        (A)   Class A Certificateholders                                          570,927.08             N/A
        (B)   Class B Certificateholders                                           93,862.50             N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)             0.00             N/A

2.  Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                          570,927.08          5.9575%
        (B)   Class B Certificateholders                                           93,862.50          6.2575%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)             0.00          0.0000%

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                                0.00             N/A
        (B)   Class B Certificateholders                                                0.00             N/A
        (C)   Investor Revolving Certificateholders                                     0.00             N/A

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT


Report Date                     11-Jul-97                                                                               07-Jul-97
Preceding Report Date           13-Jun-97                                                                                12:44 PM
Prepared by                 Linda Lauderdale                                                                               page 6



N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                   Dollar Amount               % Ending Rec Bal
                                                                  ----------------        ---------------------
1.  Delinquent   1 -  30 days                                        8,521,487.36                        3.43%
    Delinquent  31 -  60 days                                        2,908,694.35                        1.17%
    Delinquent  61 -  90 days                                          563,024.61                        0.23%
    Delinquent  91 - 120 days                                          267,528.58                        0.11%
    Delinquent  over  120 days                                       2,465,576.31                        0.99%
                                                                  ---------------         -------------------
    Total Delinquent Balance                                        14,726,311.21                        5.93%


2.  Ending Monthly Receivables Balance  (see A.8)   248,490,571.23


AGED RECEIVABLES RATIO                                                                                            Schedule A



                                  91  to
                                 120 days
                                 past due                   Sales
                                 --------                   -----
Preceding Cut-Off                267,528.58             149,862,468.90
2nd Prec. Cut-Off                414,992.31             125,339,056.79
3rd Prec. Cut-Off                768,531.04             161,859,337.64
4th Prec. Cut-Off                471,962.60             134,657,634.52
5th Prec. Cut-Off                283,581.51             129,472,584.88


Aged Receivables Ratios  =  Rec. 91 to 120 days past due as of Prec Calc  Pd
                            plus write-offs per Aged Receiv. Ratio definition*        =            267,528.58
                            --------------------------------------------------                 --------------
                                       Sales in month 4 mos. prior                             129,472,584.88


                         =             0.21%

*  see "Definitions" for further explanation

Aged Receivables Ratio:
Preceding Calculation Period (from above)                                                                0.21%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                   0.29%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                               0.62%

Preceding month's 3-month average of Aged Receivables Ratio                                              0.37%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                        0.42%
 3rd          "                                                                                          0.38%
 4th          "                                                                                          0.31%
 5th          "                                                                                          0.29%
 6th          "                                                                                          0.30%
 7th          "                                                                                          0.21%
 8th          "                                                                                          0.21%
 9th          "                                                                                          0.22%
 10th         "                                                                                          0.25%
 11th         "                                                                                          0.34%
 12th         "                                                                                          0.36%


HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                              0.42%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                    SETTLEMENT STATEMENT


Report Date                     11-Jul-97                                                                                07-Jul-97
Preceding Report Date           13-Jun-97                                                                                 12:44 PM
Prepared by                 Linda Lauderdale                                                                                page 7



DILUTION RATIO                                                                                                        Schedule B


    Dilution Ratio   =                    Total Dilution in Calculation Period
                                     ----------------------------------------------
                                       Sales in month two Calculation Periods prior                          2-mon. avg
                                                                                                              of the
                                   Dilution                            Sales         Dilution Ratio         Dilution Ratio
                                   --------                            -----         --------------         --------------
Preceding Cut-Off              3,555,794.19                   149,862,468.90                2.20%                     2.46%
2nd Prec. Cut-Off              3,751,396.74                   125,339,056.79                2.79%                     2.94%
3rd Prec. Cut-Off              4,023,258.04                   161,859,337.64                3.11%                     3.06%
4th Prec. Cut-Off              4,318,603.59                   134,657,634.52                3.02%                     2.90%
5th Prec. Cut-Off              3,435,369.48                   129,472,584.88                2.77%                     2.56%
6th Prec. Cut-Off              3,105,369.96                   143,210,309.77                2.36%                     2.06%
7th Prec. Cut-Off              3,366,316.15                   123,839,319.24                1.84%                     1.84%
8th Prec. Cut-Off              2,575,683.11                   131,771,603.00                1.84%                     2.07%
9th Prec. Cut-Off              3,450,695.00                   182,978,539.65                2.29%                     1.93%
10th Prec. Cut-Off             2,445,581.77                   139,816,809.55                1.58%                     1.85%
11th Prec. Cut-Off             2,926,509.01                   150,740,100.48                2.16%                     2.39%
12th Prec. Cut-Off             3,217,459.28                   155,240,862.90                2.65%                     2.53%
13th Prec. Cut-Off             3,536,487.28                   135,678,578.17
14th Prec. Cut-Off             2,791,631.38                   121,499,827.00
15th Prec. Cut-Off             3,537,197.81                   145,207,903.51
16th Prec. Cut-Off             3,094,301.11                   119,648,074.96

AVERAGE OVER PAST 12 MONTHS                                                                 2.38%

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                           3.06%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                     SETTLEMENT STATEMENT


Report Date                     11-Jul-97                                                                                 07-Jul-97
Preceding Report Date           13-Jun-97                                                                                  12:44 PM

Prepared by                 Linda Lauderdale                                                                                 page 8



AVAILABLE SUBORDINATION AMOUNT     (calculate during Liquidation Period)                                                  Schedule C

A.  On Liquidation Commencement Date
1.  Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                0.00
2.  Less Certificate Calculation Amount as of next preceding Business Day                                    0.00
3.  Less PI Calculation Amount as of next preceding Business Day                                             0.00
4.  Plus Balance of deposit in Equalization Account at end of next preceding Business Day                    0.00
5.  Less Discount Rate Reserve as of next preceding Business Day                                             0.00
                                                                                                  ---------------
6.  AVAILABLE SUBORDINATION AMOUNT                                                                           0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.  Available Subordination Amount as calculated on next preceding Settlement Date                           0.00
2.  Less Charge-off Amount (if positive) for most recently ended Calculation Period                          0.00
3.  Plus Net Recoveries (if positive) for most recently ended Calculation Period                             0.00
                                                                                                  ---------------
4.  AVAILABLE SUBORDINATION AMOUNT                                                                           0.00



ALLOCABLE CHARGED-OFF AMOUNT    (calculate during Liquidation Period)                                                    Schedule D



A.  If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.  On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
      Allocable Charged-off Amount equals (1) minus (2), if positive:

    1.  Charged-off Amount for most recently ended Calculation Period                                        0.00
    2.  Available Subordination Amount as of next preceding Settlement Date                                  0.00
                                                                                                  ---------------
              Allocable Charged-off Amount                                                                   0.00

C.  On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
      Charged-off Amount (if positive) for the most recently ended Calculation Period.





Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                         0.00
    2. Allocable Charged-off Amount                       0.00
    3. WPSF allocation (1) x (2)                         -----       -------  >>                                                0.00

Second, to the Investor Certificates and Purchased Interests:

    (i)  to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective
         Class Allocation Percentages, until their respective Class Invested Amounts and PI Invested Amounts                    0.00
         have been reduced to 0

    (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation
         Percentages, until their respective Class Invested Amounts have been reduced to 0.                                     0.00
                                                                                                                    ----------------
                                                                                                                                0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                     SETTLEMENT STATEMENT

Report Date                   11-Jul-97                                                                                   07-Jul-97
Preceding Report Date         13-Jun-97                                                                                    12:44 PM
Prepared by                 Linda Lauderdale                                                                                 page 9


NET RECOVERIES    (calculate during Liquidation Period)                                                                  Schedule E




A.  If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.  Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving Certificate as follows:
First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                         0.00
    2. Total Net Recoveries                               0.00
    3. WPSF allocation (1) x (2)                          ----    -------  >>                                                   0.00

Second, to the Investor Certificates and Purchased Interests:

    (i)  to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation               0.00
         Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated


    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class Allocation   0.00
         Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested Amounts on
         account of Allocable Charged-Off Amounts have been reinstated                                                  ------------
                                                                                                                                0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                    SETTLEMENT STATEMENT

Report Date                     11-Jul-97                                                                                07-Jul-97
Preceding Report Date           13-Jun-97                                                                                 12:44 PM

Prepared by                 Linda Lauderdale




                     INFORMATION FOR SETTLEMENT STATEMENT

                                   JULY 1997

G(1).  ESTIMATED CARRYING COSTS TO ACCRUE:  6/29-8/02

INTEREST:/360   # DAYS        INT RATE            CERT. AMOUNT                              CALC. INTEREST
                                                                                            --------------
          360    19              5.9575%          115,000,000.00            6/29-7/17          361,587.15
          360    19              6.2575%           18,000,000.00            6/29-7/17           59,446.25
          360    16              5.9575%          115,000,000.00            7/18-8/02          304,494.44
          360    16              6.2575%           18,000,000.00            7/18-8/02           50,060.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
                                                                                            -------------
                                                                                               775,587.85

NON-USE:/360     # DAYS       INT RATE             UNUSED AMT.                              CALC. FEE
                                                                                            -------------
          360    35             0.3000%            27,000,000.00            6/29-8/02            7,875.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
          360                                                                                        0.00
                                                                                            -------------
                                                                                                 7,875.00


CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
        DIVIDED BY 12)
                                                ENDING A/R                                  CALC. FEE
                                               --------------                             ---------------
         2.00% 12                               203,514,808.30 (6/2/97)                        339,191.35


TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
        (ROUNDED TO 000)                    PLUS SERVICE FEE)                                1,123,000.00


                     INFORMATION FOR SETTLEMENT STATEMENT

                                  JULY 1997

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                         H. FASHIONS             ALAMAC            TOTAL
                       ---------------       --------------   ---------------
BEGINNING A/R           183,363,963.09        42,368,053.20    225,732,016.29
SALES                   129,265,382.69        20,597,086.21    149,862,468.90
COLLECTIONS**          (102,020,872.75)      (19,427,627.25)  (121,448,500.00)
DILUTION                 (2,812,633.55)         (743,160.64)    (3,555,794.19)
ADVERTISING              (2,100,176.77)                0.00     (2,100,176.77)
WRITE-OFFS                  (59,196.98)          (22,772.73)       (81,969.71)
MISC.*                       67,037.12            15,489.59         82,526.71
                       ---------------       --------------   ---------------
ENDING A/R              205,703,502.85        42,787,068.38    248,490,571.23

                       OK                    OK               OK

*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST
          SCHEDULE)

                   INTEREST                                      620,470.28
                   NON-USE FEE                                     6,300.00
                   SERVICE FEE                                   351,704.26
                   FINCO NOTE INTEREST                           200,989.16
                                                              -------------
                   TOTAL (ROUNDED TO 000)                      1,179,000.00
                                                              -------------

                     A/R BALANCE BY TERMS TYPE @ 6/28/97

                                           A/R AMOUNT
                   ----------------------------------------------------------
DIVISION               30 DAYS     60 DAYS          OTHER          TOTAL
--------           ----------------------------------------------------------
ALAMAC              668,425.93   40,212,788.13   1,905,854.32   42,787,068.38

% TO TOTAL                1.56%          93.98%          4.45%

HOME FASHIONS   161,794,517.91   33,212,962.43  10,696,022.51  205,703,502.85

% TO TOTAL               78.65%          16.15%          5.20%

TOTAL           162,462,943.84   73,425,750.56  12,601,876.83  248,490,571.23

% TO TOTAL               65.38%          29.55%          5.07%


               WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

30 DAYS        % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30            21.14
60 DAYS        % TO TOTAL FOR 60 DAYS TIMES 60                       17.73
                                                              ------------
TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                 38.86
                                                              ============

                            PAYMENT TERM VARIABLE

IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00             1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375


            ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE-AGED OVERDUE


                                                         OVERDUE POSITION
                  TOTAL      ------------------------------------------------------------------------------------------
DIVISION       RECEIVABLE          TOTAL         TO 30 DAYS     31-60 DAYS      61-90 DAYS   91-120 DAYS  OVER 120 DAYS
                             ------------------------------------------------------------------------------------------
HOME FASH.   203,153,110.42    12,033,005.38    7,213,707.13   2,493,103.61    379,901.62    178,426.19    1,767,866.83
ALAMAC        42,787,068.38     1,539,171.31      711,305.86     195,533.89      9,522.22      9,653.45      613,155.89
CORPORATE      2,550,392.43     1,154,134.52      596,474.37     220,056.85    173,600.77     79,448.94       84,553.59
             ----------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------
TOTAL        248,490,571.23    14,726,311.21    8,521,487.36   2,908,694.35    563,024.61    267,528.58    2,465,576.31
             ----------------------------------------------------------------------------------------------------------

                        [WESTPOINT STEVENS LETTERHEAD]




                                                        July 11, 1997



TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 11th day of July, 1997.

                                        WESTPOINT STEVENS INC.



                                        By:/s/ Craig J. Berlin
                                           -------------------------
                                           Craig J. Berlin
                                           Corporate Credit Director
                                           Senior Credit Officer


CJB/zkp